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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 16, 1999, included in Elcor Corporation's Form 10-K for the year ended June 30, 1999, and to all references to our Firm included in this registration statement.


                             /s/ Arthur Andersen LLP
                             ---------------------------------------------------
                             ARTHUR ANDERSEN LLP

Dallas, Texas,
February 9, 2000